Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Eyal Ben Ami, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                   The quarterly report on Form 10-Q of Intellisense Solutions Inc. for the nine months ended December 31, 2018 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                   Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Intellisense Solutions Inc.

By:/s/ Eyal Ben Ami

Eyal Ben Ami

President

(Principal Executive Officer)

Date: February 19, 2019